UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

San Juan Basin Royalty Trust
(Exact name of registrant as specified in its charter)

Texas	001-08032	75-6279898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PNC BANK, NATIONAL ASSOCIATION
PNC Asset Management Group
2200 Post Oak Blvd., Floor 18
Houston, TX 77056
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (866) 809-4553

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	SJT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 1, 2023, at 10:00 a.m. Central Time, a special meeting (the “Special Meeting”) of unit holders (“Unit Holders”) of the San Juan Basin Royalty Trust (the “Trust”) was convened for the purpose of soliciting Unit Holder approval of (i) the appointment of Argent Trust Company, a Tennessee chartered trust company (“Argent”), as successor trustee to PNC Bank, National Association, as current trustee (the “Trustee”) of the Trust and (ii) amendments to the Indenture, as amended and restated, of the Trust that are necessary to permit Argent to serve as successor trustee and otherwise in connection with the resignation of the Trustee and appointment of Argent, each as further described in the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on October 2, 2023 (the “Proxy Statement”), as supplemented by the additional proxy materials filed with the SEC on October 23, 2023 (the “Special Meeting Proposals”).
At the time of the Special Meeting, there were not sufficient units present or represented by proxy to constitute a quorum. Accordingly, the Special Meeting was adjourned without any business being conducted. The adjourned meeting will reconvene, in person at 2200 Post Oak Blvd., Floor 19, Houston, Texas 77056 and virtually via webcast at www.virtualshareholdermeeting.com/SJT2023SM, on January 16, 2024, at 10:00 Central Time, to vote on the Special Meeting Proposals. The record date for determining Unit Holders’ eligibility to vote at the reconvened Special Meeting will remain the close of business on October 2, 2023.
During the period of the adjournment, the Trust will continue to solicit proxies with respect to the proposals set forth in the Proxy Statement. Proxies previously submitted in respect of the Special Meeting will be voted at the reconvened meeting unless properly revoked, and Unit Holders who have already submitted a proxy to vote their Units need not take any action unless they wish to change or revoke their votes.
No changes have been made in the proposals to be voted on by Unit Holders at the Special Meeting. The Proxy Statement and other materials filed by the Trust with the SEC remain unchanged and can be obtained free of charge at the SEC’s website at www.sec.gov.
A copy of the press release issued by the Trust relating to the foregoing is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.
Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 1, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PNC BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SAN JUAN BASIN ROYALTY TRUST (Registrant)

Date: December 1, 2023	By:	/s/ Ross C. Durr, RPL
Ross C. Durr, RPL
Senior Vice President Mineral Interest Director